Exhibit 99.1

Solidion Technology (NASDAQ: STI) Reports Third Quarter Financial Results, Highlighting Strong Cash Balance, Reduction in Liabilities and Positive EPS

Company Maintains Strong Cash Position of $26.2 Million, Reduces Total Liabilities by Approximately 40%, and Reports Positive Earnings per Share (EPS) of $0.02

DALLAS, Nov. 9, 2026 /PRNewswire/ -- Solidion Technology, Inc. (NASDAQ: STI) (“Solidion Technology” or “the Company”), an advanced battery technology provider, today reported its Third Quarter 2026 Financial and Operating Results. The condensed consolidated financial statements of Solidion Technology and additional information can be found in Solidion Technology’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, filed with the Securities and Exchange Commission on November 9, 2026 (the “Form 10-Q”). This earnings release should be read together with the information contained in the Form 10-Q.

Solidion Technology maintained a healthy cash balance of approximately $26.2 million, reduced total liabilities by approximately 40% compared to year-end 2025, and reported positive net income for the quarter.

Third Quarter 2026 Financial and Corporate Highlights

●	Strong Liquidity: Maintained cash and cash equivalents of $26.2 million as of September 30, 2026, compared to $27.7 million at June 30, 2026.

●	Positive Working Capital: Working capital of $19.6 million as of September 30, 2026, compared to a deficit of $11.2 million at December 31, 2025.

●	Reduced Liabilities: Total liabilities declined approximately 40% to $7.5 million, compared to $12.0 million at December 31, 2025.

●	Positive Net Income: Reported quarterly net income of approximately $244,000, compared to a net loss of $4.1 million in the prior-year period.

●	Strengthened Stockholders’ Equity: Stockholders’ equity reached $23.8 million, compared to a deficit of $7.2 million at year-end 2025.

●	Financial Flexibility: The Company believes its capital position supports continued investment in its technology portfolio and evaluation of strategic acquisition opportunities.

●	Board Governance: On August 31, 2026, the Company expanded its Board of Directors with the appointment of three independent directors, Mark Schwartz, Kimi L. Ellen and Dante W. Robinson.

●	Share Repurchase Program: On September 13, 2026, the Board of Directors authorized the repurchase of up to $1.0 million of the Company’s common stock.

TABLE 1: QUARTERLY FINANCIAL PERFORMANCE

Metric	Q3 2026	Q3 2025
Revenue	$41,638	$9,350
Cost of revenue	$120,000	$4,321
Selling, general and administrative, Research and Development	$2,240,915	$1,747,929
Total other income (expense)	$2,563,700	$(2,349,245)
Basic earnings (loss) per share	$0.02	$(1.33)

“During the third quarter, we continued strengthening Solidion Technology’s financial foundation while positioning the Company for its next phase of growth,” said Jaymes Winters, Chief Executive Officer of Solidion Technology. “We remain disciplined and opportunistic in our approach to acquisitions. Our healthy cash position and improved balance sheet provide us with the flexibility to continue to pursue opportunities that complement our existing technology and manufacturing capabilities.”

“We believe our strategy positions Solidion Technology to capitalize on opportunities across the energy storage industry, while maintaining our commitment to long-term shareholder value.”

Business Highlights

Technology and Commercialization

●	PEAK Series UPS for AI Data Centers: Solidion has developed its PEAK Series uninterruptible power supply system using its 5500 silicon-carbon anode cell. Based on Company testing, the system is designed to reduce UPS footprint by up to 30%, while the cell is designed to last up to three times longer than conventional backup battery systems.

●	High-Power Battery Cells: Solidion has developed its high-energy 5.5Ah 21700 cylindrical cell, with an energy density of 305 Wh/kg and continuous charge/discharge capability exceeding 2C.

●	Government Research Programs: Solidion is conducting research under two U.S. Department of Energy grants, both conducted jointly with Oak Ridge National Laboratory, the Company’s partner on its 2025 R&D 100 Award. The Company is also performing research under a firm-fixed-price U.S. Army STTR contract to develop a flexible, fiber-based rechargeable battery system.

Strategic Priorities

For the remainder of 2026 and into 2027, Solidion Technology intends to remain an opportunistic and disciplined acquirer of revenue-generating assets and businesses in the battery storage sector that amplify its existing technology and IP portfolio while simultaneously advancing its commercialization initiatives and strengthening its manufacturing and commercial capabilities.

About Solidion Technology, Inc.

Solidion Technology, Inc. (NASDAQ: STI) is an advanced battery technology company headquartered in Dallas, Texas, with R&D and manufacturing operations in Dayton, Ohio. Solidion develops silicon-rich anodes, solid-state batteries, and fire-retardant electrolytes designed to deliver higher energy density, improved safety, and lower cost for the electric vehicle, energy storage, consumer electronics, aerospace and defense, and AI data center markets, including next-generation backup power for data center operators. The Company is backed by a global portfolio of over 385 patents covering innovations such as high-capacity, silane gas-free, and graphene-enabled silicon anodes, biomass-based graphite, and advanced lithium-sulfur and lithium-metal technologies. Solidion also pursues a disciplined acquisition strategy focused on opportunities that complement its platform and create long-term shareholder value.

For more information, please visit www.ir.solidiontech.com or contact Investor Relations.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Solidion Technology Inc., (NASDAQ: STI) (the “Company,” “Solidion,” “we,” “our” or “us”) desires to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and is including this cautionary statement in connection with this safe harbor legislation. The statements contained in this press release that are not purely historical are forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “forecasts” “believe,” “may,” “will,” “would,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “position,” “is likely,” “expect” and similar expressions or the negative thereof, as they relate to us, are intended to identify forward-looking statements. Forward-looking statements in this press release may include, for example, statements about our financial and business performance and statements about our business, expansion plans and opportunities. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the inability of our batteries to perform as expected, including design or manufacturing defects; competition in the evolving battery cell market and the selection of other battery cell technologies by OEMs; the need for additional safety testing of our battery technology before it can be installed in electric vehicles; reliance on complex production equipment, and operational and cost uncertainty in production; the performance of licensed technologies that have not been commercialized, or have only been commercialized to a limited extent; raw material and component price increases, supply constraints, and our ability to control costs and achieve cost advantages at scale; the pace of consumer adoption of electric vehicles; the unavailability of government incentives and subsidies; our ability to attract customers and to accurately forecast supply, demand and manufacturing requirements; our ability to attract and retain key employees and qualified personnel; our limited operating history and untested business model; our history of losses; our ability to obtain additional capital on commercially reasonable terms, or at all; our ability to manage growth and build our brand; the accuracy of assumptions and estimates behind our technical and production timelines and our financial statements; material weaknesses in our internal control over financial reporting; product liability claims, litigation, regulatory actions and government investigations; substantial and changing regulations; cybersecurity incidents, security breaches, and data privacy compliance; tariffs and trade tensions, including a potential global trade war; and other risks detailed in our other Securities and Exchange Commission filings, particularly in the section titled “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by law.

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LinkedIn: https://www.linkedin.com/company/solidion-tech

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CONTACTS: Investors: Allison Reichel, Director of Investor Relations, ir@solidiontech.com, OR Media: press@solidiontech.com

SOURCE

Solidion Technology, Inc.

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